Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2024
Other Long-Term Liabilities [Abstract]
OTHER LONG-TERM LIABILITIES

23. OTHER LONG-TERM LIABILITIES

As at December 31,	2024	2023
Deferred revenue(b)	$185,400	$224,329
Accrued benefit liabilities (Note 32)	70,474	71,365
Uncertain tax positions	175	175
Decommissioning liabilities(a)	1,795	2,463
Lease liabilities(c)	31,337	31,122
Other long-term liabilities	$289,181	$329,454

(a)      The current and long-term decommissioning liabilities on property and equipment were $2.7 million (December 31, 2023 — $2.7 million). The decommissioning liabilities are for the restoration of leased buildings and teleports. During the year ended December 31, 2024, $0.1 million of interest expense was recorded on decommissioning liabilities (December 31, 2023 — $Nil). During the year ended December 31, 2024 there were no decommissioning liabilities derecognized (December 31, 2023 — $0.9 million). It is expected that the decommissioning liabilities will mature between 2025 and 2062.

(b)      Remaining performance obligations, which the Company also refers to as contract revenue backlog (“backlog”) represents the expected future revenue under existing customer contracts, includes both cancellable and non-cancellable contracts, and any deferred revenue that will be recognized in the future in respect to cash already received. The Company does not include revenue beyond the stated expiration of the contract regardless of potential for renewal.

          The Company expects the backlog as at December 31, 2024 to be recognized as follows (in millions of Canadian dollars):

2025	2026	2027	2028	2029	Thereafter	Total
$359	$234	$163	$98	$79	$185	$1,118

(c)      The expected undiscounted contractual cash flows of the lease liabilities as at December 31, 2024 were as follows:

2025	2026	2027	2028	2029	Thereafter	Total
$3,430	$3,519	$3,451	$3,500	$3,551	$28,621	$46,072

The undiscounted contractual cash flows included $12.7 million of interest payments.